Quarterly Holdings Report
for
Fidelity® MSCI Materials Index ETF
April 30, 2025
T08-NPRT3-0625
1.9584816.111

Schedule of Investments April 30, 2025 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
CHEMICALS – 55.9%
Commodity Chemicals – 4.2%
AdvanSix, Inc.	8,404	$180,014
Cabot Corp.	17,303	1,358,978
Dow, Inc.	222,700	6,812,393
Hawkins, Inc.	6,324	770,137
Koppers Holdings, Inc.	6,338	158,830
Kronos Worldwide, Inc.	7,186	55,404
LyondellBasell Industries NV Class A	82,645	4,810,766
Mativ Holdings, Inc.	17,147	87,621
Olin Corp.	37,090	801,886
Orion SA	18,171	218,779
PureCycle Technologies, Inc. (a)	41,013	275,197
Tronox Holdings PLC	37,469	202,707
Westlake Corp.	12,282	1,135,225
		16,867,937
Diversified Chemicals – 0.3%
Chemours Co.	47,528	588,397
Huntsman Corp.	52,278	695,820
LSB Industries, Inc. (a)	15,801	100,810
		1,385,027
Fertilizers & Agricultural Chemicals – 5.8%
CF Industries Holdings, Inc.	55,356	4,338,250
Corteva, Inc.	218,629	13,552,812
FMC Corp.	39,710	1,664,643
Mosaic Co.	101,044	3,071,737
Scotts Miracle-Gro Co.	13,707	690,559
		23,318,001
Industrial Gases – 21.9%
Air Products & Chemicals, Inc.	70,741	19,177,178
Linde PLC	151,467	68,649,388
		87,826,566
Specialty Chemicals – 23.7%
Albemarle Corp.	37,390	2,189,184
Ashland, Inc.	14,258	775,493
Aspen Aerogels, Inc. (a)	21,911	118,319
Avient Corp.	29,063	968,089
Axalta Coating Systems Ltd. (a)	69,366	2,254,395
Balchem Corp.	10,341	1,618,884
Celanese Corp.	34,772	1,547,702
DuPont de Nemours, Inc.	132,952	8,773,502
Eastman Chemical Co.	36,872	2,839,144
Ecolab, Inc.	81,067	20,382,676
Ecovyst, Inc. (a)	35,322	211,226
Element Solutions, Inc.	73,181	1,493,624
Ginkgo Bioworks Holdings, Inc. (a)	9,980	73,553
HB Fuller Co.	17,377	939,053
Ingevity Corp. (a)	11,514	379,732
Innospec, Inc.	7,934	709,934
International Flavors & Fragrances, Inc.	81,333	6,381,387
Minerals Technologies, Inc.	10,089	520,492

		Shares	Value

NewMarket Corp.		2,594	$1,596,088
Perimeter Solutions, Inc. (a)		44,213	447,878
PPG Industries, Inc.		73,800	8,033,868
Quaker Chemical Corp.		4,527	479,590
RPM International, Inc.		40,898	4,365,861
Sensient Technologies Corp.		11,454	1,076,103
Sherwin-Williams Co.		76,109	26,860,388
Stepan Co.		7,171	362,566
			95,398,731
TOTAL CHEMICALS	224,796,262
CONSTRUCTION MATERIALS – 11.5%
Construction Materials – 11.5%
CRH PLC		216,098	20,620,071
Eagle Materials, Inc.		10,670	2,415,581
Knife River Corp. (a)		18,009	1,681,681
Martin Marietta Materials, Inc.		19,442	10,187,219
U.S. Lime & Minerals, Inc.		3,632	339,628
Vulcan Materials Co.		42,009	11,020,221
TOTAL CONSTRUCTION MATERIALS	46,264,401
CONTAINERS & PACKAGING – 12.5%
Metal, Glass & Plastic Containers – 3.6%
AptarGroup, Inc.		21,168	3,174,142
Ball Corp.		94,930	4,930,664
Crown Holdings, Inc.		38,055	3,665,838
Greif, Inc. Class A		7,770	407,770
Greif, Inc. Class B		1,412	78,465
O-I Glass, Inc. (a)		49,015	620,530
Silgan Holdings, Inc.		27,177	1,403,692
TriMas Corp.		11,043	265,584
			14,546,685
Paper & Plastic Packaging Products & Materials – 8.9%
Amcor PLC		726,542	6,684,189
Avery Dennison Corp.		25,558	4,373,229
Graphic Packaging Holding Co.		95,475	2,416,472
International Paper Co.		158,590	7,244,391
Packaging Corp. of America		28,567	5,302,321
Ranpak Holdings Corp. (a)		14,281	58,695
Sealed Air Corp.		47,358	1,305,187
Smurfit WestRock PLC		165,463	6,952,755
Sonoco Products Co.		31,257	1,281,537
			35,618,776
TOTAL CONTAINERS & PACKAGING	50,165,461
METALS & MINING – 19.2%
Aluminum – 0.7%
Alcoa Corp.		82,183	2,015,949
Century Aluminum Co. (a)		17,556	288,094
Kaiser Aluminum Corp.		5,117	329,842
			2,633,885

Quarterly Report	2

Common Stocks – continued
		Shares	Value
METALS & MINING – continued
Copper – 4.1%
Freeport-McMoRan, Inc.		457,089	$16,468,916
Diversified Metals & Mining – 0.4%
Compass Minerals International, Inc. (a)		11,069	148,767
Ivanhoe Electric, Inc. (a)		24,643	155,251
Materion Corp.		6,611	548,779
MP Materials Corp. (a)		38,937	952,399
			1,805,196
Gold – 6.0%
Coeur Mining, Inc. (a)		203,059	1,126,978
Newmont Corp.		362,143	19,077,693
Perpetua Resources Corp. (a)		14,389	211,950
Royal Gold, Inc.		20,917	3,821,745
			24,238,366
Silver – 0.3%
Hecla Mining Co.		192,504	1,101,123
Steel – 7.7%
Alpha Metallurgical Resources, Inc. (a)		3,502	424,968
Carpenter Technology Corp.		15,063	2,946,473
Cleveland-Cliffs, Inc. (a)		157,124	1,294,702
Commercial Metals Co.		36,150	1,610,121
Metallus, Inc. (a)		12,041	152,319
Nucor Corp.		74,694	8,916,223
Ramaco Resources, Inc. Class A		9,018	90,901
Reliance, Inc.		17,216	4,962,168
Ryerson Holding Corp.		8,540	199,665
Steel Dynamics, Inc.		46,008	5,967,698
SunCoke Energy, Inc.		26,518	240,253
U.S. Steel Corp.		71,627	3,130,816
Warrior Met Coal, Inc.		16,640	795,725
Worthington Steel, Inc.		10,537	270,379
			31,002,411
TOTAL METALS & MINING	77,249,897

		Shares	Value
PAPER & FOREST PRODUCTS – 0.7%
Forest Products – 0.4%
Louisiana-Pacific Corp.		20,109	$1,735,608
Paper Products – 0.3%
Clearwater Paper Corp. (a)		5,276	141,713
Magnera Corp. (a)		10,230	150,074
Sylvamo Corp.		11,069	659,934
			951,721
TOTAL PAPER & FOREST PRODUCTS	2,687,329
TOTAL COMMON STOCKS (Cost $420,843,843)			401,163,350
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.22% (b) (Cost $749,000)		749,000	749,000
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $421,592,843)	401,912,350
NET OTHER ASSETS (LIABILITIES) (c) – 0.0%	116,880
NET ASSETS – 100.0%	$402,029,230

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $66,341 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini Materials Select Sector Index Contracts (United States)	9	June 2025	$804,960	$(18,757)	$(18,757)
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities
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Schedule of Investments (Unaudited)–continued
and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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